                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              __________________

                                   FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       DECEMBER 19, 2000


                            BERKSHIRE HATHAWAY INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                   1-04905                 47-0813844
 (STATE OR OTHER JURISDICTION       (COMMISSION            (I.R.S. EMPLOYER
       OF INCORPORATION)            FILE NUMBER)          IDENTIFICATION NO.)

                               1440 Kiewit Plaza
                            Omaha, Nebraska  68131
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE      (402) 346-1400
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ITEM 5.  OTHER EVENTS

     On December 19, 2000, Berkshire Hathaway Inc., a Delaware corporation ("Berkshire"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), by and among Berkshire, J Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Berkshire ("Purchaser"), and Johns Manville Corporation, a Delaware corporation ("Johns Manville").

     Under the terms of the Merger Agreement, among other things, Purchaser will commence a tender offer within 10 business days after execution of the Merger Agreement to purchase all of the outstanding shares of Johns Manville common stock for $13.00 per share. The tender offer, when commenced, will be subject to conditions including receipt of governmental approvals, receipt of an order of the U.S. Bankruptcy Court of the Southern District of New York approving the Manville Personal Injury Settlement Trust's (the "Trust") tender and other matters, and other customary conditions.

     The Trust has entered into a Stockholder Agreement with Berkshire and Purchaser, dated as of December 19, 2000, requiring it to tender the shares of Johns Manville common stock it holds in the tender offer and to sell to Purchaser all of its shares of Johns Manville common stock immediately following the expiration of the tender offer if the Trust fails to tender and not withdraw its shares in the tender offer. The Trust's obligation to tender or sell its shares of Johns Manville common stock is subject to receipt of the Bankruptcy Court order referred to above.

     In connection with the tender offer, Johns Manville has also entered into agreements with the Trust. Johns Manville has entered into an Amended and Restated Tax Matters and Amended Trust Relationship Agreement, dated as of December 19, 2000 (the "Tax Matters Agreement"), between Johns Manville and the Trust, pursuant to which, among other things, Johns Manville has agreed to pay the Trust $90 million in settlement of Johns Manville's obligation for future income taxes of the Trust. Johns Manville has also entered into a Share Purchase Agreement, dated as of December 19, 2000, between Johns Manville and the Trust (the "Share Purchase Agreement"), pursuant to which Johns Manville will purchase 10,500,000 shares of Johns Manville common stock from the Trust for an aggregate price of $136,500,000 ($13.00 per share). Neither Berkshire nor Purchaser are parties to these agreements.

     A copy of each of the Merger Agreement, the Stockholder Agreement, the Tax Matters Agreement and the Share Purchase Agreement were filed with the Securities and Exchange Commission as exhibits to the Current Report on Form 8-K filed by Johns Manville Corporation on December 22, 2000, and are incorporated herein by reference. The foregoing descriptions of the Merger Agreement, the Stockholder Agreement, the Tax Matters Agreement and the Share Purchase Agreement are qualified in their entirety by reference to the agreements themselves. In addition, a copy of the press release announcing the transaction was filed by Berkshire and Purchaser with the Securities and Exchange Commission under cover of a Tender Offer Statement on Schedule TO on December 20, 2000, and is incorporated herein by reference.

ITEM 7.  EXHIBITS

10.1 Agreement and Plan of Merger, dated as of December 19, 2000, by and among Berkshire Hathaway Inc., J Acquisition Corporation, and Johns Manville Corporation (incorporated herein by reference to the Current Report on Form 8-K filed by Johns Manville Corporation on December 22, 2000).

10.2 Stockholder Agreement, dated as of December 19, 2000, by and among Berkshire Hathaway Inc., J Acquisition Corporation and the Manville Personal Injury Settlement Trust (incorporated herein by reference to the Current Report on Form 8-K filed by Johns Manville Corporation on December 22, 2000).

10.3 Amended and Restated Tax Matters and Amended Trust Relationship Agreement, dated as of December 19, 2000, by and between Johns Manville Corporation and the Manville Personal Injury Settlement Trust (incorporated herein by reference to the Current Report on Form 8-K filed by Johns Manville Corporation on December 22, 2000).

10.4 Share Purchase Agreement, dated as of December 19, 2000, by and between Johns Manville Corporation and the Manville Personal Injury Settlement Trust (incorporated herein by reference to the Current Report on Form 8-K filed by Johns Manville Corporation on December 22, 2000).

99.1 Press Release issued by Berkshire Hathaway Inc. and Johns Manville Corporation on December 20, 2000 (incorporated herein by reference to the Tender Offer Statement on Schedule TO filed by Berkshire Hathaway Inc. on December 20, 2000).
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BERKSHIRE HATHAWAY INC.



                                      /s/ Marc D. Hamburg
                                      --------------------------------
Date: December 22, 2000               By: Marc D. Hamburg
                                      Vice President and Chief Financial Officer
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EXHIBIT INDEX

Exhibit No.                          Description

10.1 Agreement and Plan of Merger, dated as of December 19, 2000, by and among Berkshire Hathaway Inc., J Acquisition Corporation, and Johns Manville Corporation (incorporated herein by reference to the Current Report on Form 8-K filed by Johns Manville Corporation on December 22, 2000).

10.2 Stockholder Agreement, dated as of December 19, 2000, by and among Berkshire Hathaway Inc., J Acquisition Corporation and the Manville Personal Injury Settlement Trust (incorporated herein by reference to the Current Report on Form 8-K filed by Johns Manville Corporation on December 22, 2000).

10.3 Amended and Restated Tax Matters and Amended Trust Relationship Agreement, dated as of December 19, 2000, between Johns Manville Corporation and the Manville Personal Injury Settlement Trust (incorporated herein by reference to the Current Report on Form 8-K filed by Johns Manville Corporation on December 22, 2000).

10.4 Share Purchase Agreement, dated as of December 19, 2000, between Johns Manville Corporation and the Manville Personal Injury Settlement Trust (incorporated herein by reference to the Current Report on Form 8-K filed by Johns Manville Corporation on December 22, 2000).

99.1 Press Release issued by Berkshire Hathaway Inc. and Johns Manville Corporation on December 20, 2000 (incorporated herein by reference to the Tender Offer Statement on Schedule TO filed by Berkshire Hathaway Inc. on December 20, 2000).